SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 1, 2011

HITTITE MICROWAVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51448	04-2854672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Alpha Road, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip Code)

(978) 250-3343

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of our Board of Directors has authorized increases in the rates of salary for our executive officers, effective January 1, 2011. The 2011 salaries of our principal executive officer, our principal financial officer and each of the three other officers who were identified as “named executive officers” in our definitive proxy statement for our 2010 annual meeting of stockholders are as follows:

	Title	2010 Salary	2011 Salary
Stephen G. Daly	Chief Executive Officer	$325,000	$350,000
William W. Boecke	Chief Financial Officer	235,000	245,000
Norman G. Hildreth, Jr.	Vice President	235,000	245,000
Michael A. Olson	Vice President	218,000	225,000
Brian J. Jablonski	Vice President, Operations	216,750	222,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITTITE MICROWAVE CORPORATION

	By:	/s/ Stephen G. Daly
Stephen G. Daly
Chief Executive Officer

Date: January 10, 2011